UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant To Section 13 Or 15(d) Of
                   The Securities Exchange Act Of 1934


     Date of Report (Date of earliest event reported):  June 14, 2004
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                      CASCADE FINANCIAL CORPORATION
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          (Exact name of registrant as specified in its charter)

           Washington                  000-25286           91-1661954
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    (State of other jurisdiction      (Commission        (IRS Employer
         of incorporation)            File Number)      Identification No.)

                    2828 Colby Avenue, Everett, WA 98201
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         (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (425) 339-5500
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ITEM 5.  Other Events

         On June 1, 2004, the Board of Directors of Cascade Financial Corporation authorized the purchase of up to 2% of its outstanding shares of common stock over the twelve-month period commencing June 1, 2005.

ITEM 7.  Exhibits

         99  Press Release dated June 14, 2004.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:   June 14, 2004


                                        CASCADE FINANCIAL CORPORATION

                                        By: /s/ Carol K. Nelson
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                                            Carol K. Nelson
                                            President and CEO